REVENUE	12 Months Ended
Jun. 30, 2018
Revenue [Abstract]
Disclosure Of Revenue Explanatory

4

REVENUE

ACCOUNTING POLICIES

Revenue comprise the sale of gold bullion and silver bullion (produced as a by-product).

Revenue is recognised to the extent that it is probable that economic benefits will flow to the Group and the amount of revenue can be reliably measured. Revenue is stated at the fair value of the consideration received or receivable, which is based on the afternoon London Bullion Market fixing price on the date the significant risks and rewards of ownership have been transferred to the buyer.

The significant risks and rewards of ownership transfer to the buyer when Rand Refinery Limited (“Rand Refinery“), acting as an agent for the sale of all gold produced by the Group, delivers the gold to the buyer and the sales price is fixed, as evidenced by the certificate of sale.

Rand Refinery performs the final refinement of all gold produced. In exchange for this service, Rand Refinery receives a variable refining fee plus fixed marketing and administration fees which is included in operating costs.

Amounts in R million	2018	2017	2016

Gold revenue	2 486.4	2 336.1	2 429.7
Silver revenue	4.0	3.8	3.4
Total revenue	2 490.4	2 339.9	2 433.1

MARKET RISK

Commodity price sensitivity

Combined impact of both US Dollar price of gold and South African Rand/US Dollar exchange rate

The Group's profitability and the cash flows are primarily affected by changes in the market price of gold which is sold in US Dollar and then converted to Rand. The Group did not enter into forward sales of gold production, derivatives or other hedging arrangements to establish a price in advance for the sale of future gold production during the year.

A change of 10% in the average Rand gold price received during the financial year would have increased/(decreased) equity and profit/(loss) by the amounts shown below. This analysis assumes that all other variables remain constant and specifically excludes the impact on income tax.

Amounts in R million	2018	2017	2016

10% increase in the Rand gold price	249.0	234.0	243.3
10% decrease in the Rand gold price	(249.0)	(234.0)	(243.3)

Price protection policy

After June 30, 2018 the Board approved Rand gold price protection to manage the short-term liquidity risk that will arise from the anticipated increase in borrowings to finance the development of Phase 1 of FWGR (refer to notes 19 and 28).